Exhibit 10.1
AMENDMENT NO. 3
TO
CREDIT AND SECURITY AGREEMENT
          THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of January 28, 2008, is entered into among PMC CONDUIT, L.P. as borrower (the “Borrower”), PMC CONDUIT, LLC, PMC COMMERCIAL TRUST, as the servicer (the “Servicer”), JS SILOED TRUST, as the “Conduit Lender” and JPMORGAN CHASE BANK, N.A., as an “Alternate Lender” and as agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in Exhibit I to the “Credit Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Credit and Security Agreement dated as of February 7, 2005 among the Borrower, PMC Conduit, LLC, the Servicer, the Lenders from time to time party thereto and the Agent (as heretofore amended, the “Credit Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreements is hereby amended as follows:
          (a) Section 9.1(s) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(s) The Borrower shall fail to consummate at least one Term Securitization on or prior to May 2, 2008 or shall fail to consummate at least one Term Securitization during each subsequent eighteen (18) month period following the most recent Term Securitization;”
          (b) The definition of “Amortization Date” set forth on Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Amortization Date” means the earliest to occur of (i) the Scheduled Termination Date, (ii) the date the Aggregate Principal is repaid in whole pursuant to Section 1.4, (iii) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Transaction Party, (iv) the date on which the Agent declares the Amortization Date to have occurred pursuant to Section 9.2, and (v) the date which is three (3) Business Days after the Agent’s receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement.”
          (c) Clause (c) of the definition of “Borrowing Base” set forth on Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(c) the greater of (i) the product of (A) 10% and (B) the amount described in clause (a) and (ii) the lesser of (A) the product of (x) 4 and (y) the largest Principal Balance of any Pool Loan on such date and (B) the sum of the Principal Balances of the Pool Loans with the five largest Principal Balances on such date; minus”

          (d) The definition of “Change of Control” set on Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as follows:
          “Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of PMC, (ii) PMC’s failure to own, directly or indirectly, 100% of the issued and outstanding membership interests of the General Partner, (iii) the General Partner’s failure to own, directly or indirectly, 100% of the issued and outstanding general partnership interests of the Borrower or (iv) any material change in the management of PMC or PMC and the Borrower taken as a whole, including, without limitation, any two of the following Persons shall cease for any reason to be employed by PMC in the same or a substantially similar position as such Person holds on the date hereof: Lance Rosemore, Andrew Rosemore, Jan Salit or Barry Berlin.”
          (e) The definition of “Scheduled Termination Date” set forth on Exhibit I to the Credit Agreement is hereby amended by replacing “February 4, 2008” with “May 2, 2008”.
     SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants to each of the other parties hereto, that:
          (a) this Amendment and the Credit Agreement amended hereby each constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
          (b) on the date hereof, before and after giving effect to this Amendment, no Unmatured Amortization Event or Amortization Event has occurred and is continuing.
     SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof when, and only when:
          (a) the Agent or its counsel shall have received counterpart signature pages to this Amendment, executed by the parties hereto;
          (b) each representation and warranty by the Borrower set forth in Section 2 above and contained in the Credit Agreement (as amended hereby) and in each other Transaction Document shall be true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates solely to an earlier date; and
          (c) no Unmatured Amortization Event or Amortization Event shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof.
     SECTION 4. Reference to and Effect on the Transaction Documents.
          (a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

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          (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, PMC Conduit, LLC, the Servicer or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.
     SECTION 9. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Transaction Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.
     SECTION 10. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Borrower, PMC Conduit, LLC and the Servicer that in entering into this Amendment, none of them are establishing any course of dealing with the Borrower, PMC Conduit, LLC or the Servicer. The rights of the Agent and each Lender to require strict performance with all the terms and conditions of the Credit Agreement as amended by this Amendment and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor any Lender shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.
Remainder of Page Deliberately Left Blank

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

PMC CONDUIT, L.P., as the Borrower

By: PMC CONDUIT, LLC, its General Partner

By:	/s/ Jan F. Salit
Name:	Jan F. Salit
Title:	Executive Vice President

PMC CONDUIT, LLC

By:	/s/ Jan F. Salit
Name:	Jan F. Salit
Title:	Executive Vice President

PMC COMMERCIAL TRUST, as Servicer

By:	/s/ Jan F. Salit
Name:	Jan F. Salit
Title:	Executive Vice President
Signature Page to Amendment No. 3 to Credit and Security Agreement

JS SILOED TRUST, as a Lender

By:	JPMorgan Chase Bank, National Association, as administrative trustee

By:	/s/ Maureen E. Marcon
Name:	Maureen E. Marcon
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as an Alternate Lender and as Agent

By:	/s/ Maureen E. Marcon
Name:	Maureen E. Marcon
Title:	Vice President
Signature Page to Amendment No. 3 to Credit and Security Agreement